Exhibit 20.1

CNH Equipment Trust 2004-A
$335,000,000 Class A-1 2.0008% Asset Backed Notes due October 14, 2005
$318,000,000 Class A-2 2.42% Asset Backed Notes due March 15, 2007
$247,000,000 Class A-3a Floating-Rate Asset Backed Notes due October 15, 2008
$223,000,000 Class A-3b 2.94% Asset Backed Notes due October 15, 2008
$165,000,000 Class A-4a Floating-Rate Asset Backed Notes due September 15, 2011
$142,250,000 Class A-4b 3.47% Asset Backed Notes due September 15, 2011
$45,000,000 Class B 3.31% Asset Backed Notes due September 15, 2011
$26,250,000 3.31% Asset Backed Certificates

Please contact Kathy Aber at 262-636-7706 with any questions regarding this report or email abs@cnh.com

For additional information consult http://investors.cnh.com

	1	2	3	4
	0	0	0	0
Cutoff Date	7/31/2005
Date Added	8/31/2004	9/30/2004	10/31/2004	11/31/2004
Pool	Pool 1	Pool 2	Pool 3	Pool 4
Scheduled Cashflows	9,693,791.58	812,376.26	568,193.43	0.00
	20,791,367.55	8,078,393.79	1,332,680.77	0.00
	16,678,700.61	17,906,825.32	7,834,957.94	0.00
	15,991,936.45	2,717,234.35	9,083,236.21	0.00
	17,151,642.06	2,977,631.67	2,065,554.76	0.00
	21,739,245.81	3,509,477.72	1,961,500.69	0.00
	23,382,112.54	2,555,152.66	1,676,812.83	0.00
	26,438,413.20	2,407,625.83	1,276,669.40	0.00
	32,757,732.21	2,547,279.62	1,740,188.93	0.00
	29,742,019.52	2,178,683.35	1,601,786.22	0.00
	27,039,376.84	2,038,547.53	1,343,617.80	0.00
	29,522,218.57	2,096,460.18	1,421,769.84	0.00
	26,197,265.75	2,037,699.73	1,410,168.56	0.00
	21,623,889.47	8,135,137.07	1,377,952.19	0.00
	15,393,112.84	17,077,938.50	7,477,765.39	0.00
	14,469,619.14	2,503,973.23	8,661,904.27	0.00
	15,509,752.87	2,717,331.89	1,927,750.95	0.00
	20,058,109.24	3,401,024.10	1,809,187.59	0.00
	21,791,821.90	2,362,223.67	1,495,134.78	0.00
	24,657,310.22	2,179,493.89	1,139,897.44	0.00
	30,873,332.26	2,312,904.34	1,593,411.75	0.00
	27,036,073.77	1,924,182.11	1,435,195.76	0.00
	23,804,193.93	1,781,387.32	1,175,390.34	0.00
	26,288,265.34	1,833,899.82	1,242,505.12	0.00
	22,341,089.69	1,743,425.42	1,210,746.25	0.00
	17,312,603.22	7,671,426.78	1,171,447.89	0.00
	11,031,857.01	16,170,595.69	7,082,419.14	0.00
	10,400,483.23	1,857,933.53	8,186,974.55	0.00
	11,278,464.88	1,992,648.37	1,533,255.22	0.00
	15,478,725.06	2,667,181.98	1,448,392.17	0.00
	16,073,999.02	1,652,255.87	1,143,807.02	0.00
	18,222,954.96	1,434,176.14	814,137.51	0.00
	23,224,340.22	1,651,146.06	1,240,207.80	0.00
	20,025,428.39	1,302,573.47	1,038,066.77	0.00
	17,423,482.78	1,139,149.49	865,957.92	0.00
	19,573,173.27	1,197,099.16	923,900.40	0.00
	15,915,990.87	1,085,702.61	851,044.05	0.00
	12,112,192.40	5,348,718.80	867,805.15	0.00
	7,262,101.23	13,065,201.75	6,042,219.38	0.00
	6,619,550.53	1,391,756.99	6,985,230.22	0.00
	7,637,384.52	1,580,456.16	1,086,623.67	0.00
	11,658,732.61	2,217,917.56	1,070,583.69	0.00
	11,884,947.55	1,198,907.16	788,174.66	0.00
	12,759,082.49	1,026,302.73	493,463.82	0.00
	17,924,770.02	1,235,773.41	819,724.04	0.00
	14,026,250.85	949,734.24	642,892.62	0.00
	11,748,605.01	776,912.79	523,168.37	0.00
	13,116,142.88	850,316.04	555,894.41	0.00
	9,567,428.61	1,048,919.78	508,745.82	0.00
	6,380,595.08	4,719,638.84	534,758.49	0.00
	1,343,456.75	12,342,792.83	5,320,020.80	0.00
	833,620.55	437,409.97	5,938,708.80	0.00
	1,184,891.82	353,015.69	318,153.79	0.00
	1,373,322.01	709,987.79	280,654.79	0.00
	1,887,920.49	245,166.75	99,108.71	0.00
	2,120,569.64	144,891.00	57,136.84	0.00
	3,768,076.72	159,264.57	160,379.00	0.00
	2,530,278.62	213,507.29	98,766.26	0.00
	1,683,564.02	92,057.88	49,411.78	0.00
	1,916,582.18	82,913.10	76,300.20	0.00
	1,553,118.28	110,116.78	51,014.03	0.00
	1,386,221.17	875,682.83	48,692.56	0.00
	0.00	1,304,300.39	1,234,993.18	0.00
	0.00	0.00	483,331.53	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

Total Amount of Scheduled Cashflow	921,213,302.30	192,139,861.64	125,299,546.26	0.00
Discount Rate	6.250%	6.250%	6.250%	6.250%
Beginning Contract Value	853,448,119.94	173,421,532.51	113,629,234.23	0.00
Scheduled Contract Value Decline	30,543,344.60	1,866,990.24	1,257,873.85	0.00
Unscheduled Contract Value Decline	17,188.62	582,440.32	1,313,683.91	0.00
Additional Contract Value Added	0.00	0.00	0.00	0.00
Ending Contract Value	822,887,586.72	170,972,101.95	111,057,676.47	0.00

CNH Equipment Trust 2004-A

$335,000,000 Class A-1  2.0008% Asset Backed Notes due October 14, 2005

$318,000,000 Class A-2  2.42% Asset Backed Notes due March 15, 2007

$247,000,000 Class A-3a  Floating-Rate Asset Backed Notes due October 15, 2008

$223,000,000 Class A-3b  2.94% Asset Backed Notes due October 15, 2008

$165,000,000 Class A-4a Floating-Rate Asset Backed Notes due September 15, 2011

$142,250,000 Class A-4b  3.47% Asset Backed Notes due September 15, 2011

$45,000,000 Class B  3.31% Asset Backed Notes due September 15, 2011

$26,250,000 3.31% Asset Backed Certificates

Dated Date (30/360)	7/15/2005
Dated Date (act/360)	7/15/2005
Scheduled Payment Date	8/15/2005
Actual Payment Date	8/15/2005
Days in accrual period (30/360)	30
Days in accrual period (act/360)	31
1 month LIBOR Rate	3.38813%

Collateral Summary
Wtd. Average Discount Rate	6.250%
Beginning Contract Value	1,140,498,886.68
Scheduled Contract Value Decline	33,668,208.68
Unscheduled Contract Value Decline	1,913,312.85
Additional Contract Value Purchased	0.00
Ending Contract Value	1,104,917,365.14

Beginning Pre-funding Account Balance	0.00
Ending Pre-funding Account Balance	0.00

Total Beginning Balance (Pool Balance + Pre-funding Account Balance)	1,140,498,886.68
Total Ending Balance (Pool Balance + Pre-funding Account Balance)	1,104,917,365.14

Collateral Performance
Scheduled Amounts 30 - 59 days past due	$1,036,630.24	0.09%
Scheduled Amounts 60 days or more past due	$733,376.40	0.07%
Net Losses on Liquidated Receivables	$147,417.26	0.01%
Cumulative Net Losses	$1,627,861.60
Number of Loans at Beginning of Period	53,769
Number of Loans at End of Period	53,177
Repossessed Equipment not Sold or Reassigned (Beginning)	$1,323,026.73
Repossessed Equipment not Sold or Reassigned (End)	$1,189,520.51

Collections and Reinvestment Income
Receipts During the period	$41,531,352.53

Warranty Repurchases
Contracts deferred beyond Final Scheduled Maturity Date	$0.00
Government obligors	$0.00
Total Warranty Repurchases	$0.00

Total Collections For The Period	$41,531,352.53

Reinvestment Income (excluding Pre-funding Account)	$174,590.16
Reinvestment Income on Pre-funding Account)	$0.00

Net Swap Receipts	$142,079.07
Net Swap Termination Payments due Trust from the Swap CounterParty	$0.00

Total Collections + Reinvestment Income For The Period + Swap Receipt	$41,848,021.76

Swap Termination Payments due to Swap CounterParty	$0.00
Prior Swap Termination Payment Shortfall	$0.00
Total Swap Termination Payment due to Swap CounterParty	$0.00

CNH Equipment Trust 2004-A

$335,000,000 Class A-1  2.0008% Asset Backed Notes due October 14, 2005

$318,000,000 Class A-2  2.42% Asset Backed Notes due March 15, 2007

$247,000,000 Class A-3a  Floating-Rate Asset Backed Notes due October 15, 2008

$223,000,000 Class A-3b  2.94% Asset Backed Notes due October 15, 2008

$165,000,000 Class A-4a Floating-Rate Asset Backed Notes due September 15, 2011

$142,250,000 Class A-4b  3.47% Asset Backed Notes due September 15, 2011

$45,000,000 Class B  3.31% Asset Backed Notes due September 15, 2011

$26,250,000 3.31% Asset Backed Certificates

Actual Payment Date				8/15/2005

Caclulation of Distributable Amounts

Backup Servicer Engaged?				YES
Current Backup Servicing Fee Due				$19,008.31
Past Due Backup Servicing Fee				$0.00
Total Backup Servicing Fee Due				$19,008.31

CNH or SST?				CNH
Current Servicing Fee Due				$950,415.74
Past Due Servicing Fee				$0.00
Total Servicing Fee Due				$950,415.74

Current Administration Fee Due			$500.00	$166.67
Past Due Administration Fee				$0.00
Total Administration Fee Due				$166.67

Total Principal Balance of Notes and Certificates (Beginning of Period)				$1,140,498,886.68
A-1 notes Beginning Principal balance				$0.00
A-2 notes Beginning Principal balance				$302,783,920.08
A-3a notes Beginning Principal balance				$247,000,000.00
A-3b notes Beginning Principal balance				$223,000,000.00
A-4a notes Beginning Principal balance				$165,000,000.00
A-4b notes Beginning Principal balance				$142,250,000.00
B notes Beginning Principal balance				$34,214,966.60
Certificate Beginning Principal balance				$26,250,000.00
		Coupon/	Swap Adj.
	Type	Spread	Coupon
A-1 notes Current Interest Due	Fix	2.00080%	2.00080%	$0.00
A-2 notes Current Interest Due	Fix	2.42000%	2.42000%	$610,614.24
A-3a notes Current Interest Due	Flt	0.07000%	2.95500%	$735,525.04
A-3b notes Current Interest Due	Fix	2.94000%	2.94000%	$546,350.00
A-4a notes Current Interest Due	Flt	0.11000%	3.50000%	$497,025.97
A-4b notes Current Interest Due	Fix	3.48000%	3.48000%	$412,525.00
B notes Current Interest Due	Fix	3.31000%	3.31000%	$94,376.28
Certificate Current Interest Due	Fix	3.31000%	3.31000%	$72,406.25

A-1 notes Past Due Interest				$0.00
A-2 notes Past Due Interest				$0.00
A-3a notes Past Due Interest				$0.00
A-3b notes Past Due Interest				$0.00
A-4a notes Past Due Interest				$0.00
A-4b notes Past Due Interest				$0.00
B notes Past Due Interest				$0.00
Certificate Past Due Interest				$0.00

A-1 notes Interest Due on Past Due Interest				$0.00
A-2 notes Interest Due on Past Due Interest				$0.00
A-3a notes Interest Due on Past Due Interest				$0.00
A-3b notes Interest Due on Past Due Interest				$0.00
A-4a notes Interest Due on Past Due Interest				$0.00
A-4b notes Interest Due on Past Due Interest				$0.00
B notes Interest Due on Past Due Interest				$0.00
Certificate Interest Due on Past Due Interest				$0.00

A-1 notes Total Interest Due				$0.00
A-2 notes Total Interest Due				$610,614.24
A-3a notes Total Interest Due				$735,525.04
A-3b notes Total Interest Due				$546,350.00
A-4a notes Total Interest Due				$497,025.97
A-4b notes Total Interest Due				$412,525.00
B notes Total Interest Due				$94,376.28
Certificate Total Interest Due				$72,406.25
			1 Month LIBOR
			Fixed Coupon
A-1 Net Swap Payment Due			0.00000%	$0.00
A-2 Net Swap Payment Due			0.00000%	$0.00
A-3a Net Swap Payment Due			2.88500%	$0.00
A-3b Net Swap Payment Due			0.00000%	$0.00
A-4a Net Swap Payment Due			3.39000%	$0.00
A-4b Net Swap Payment Due			0.00000%	$0.00
B Net Swap Payment Due			0.00000%	$0.00
Certificate Net Swap Payment Due			0.00000%	$0.00

A-1 Net Swap Payment Past Due				$0.00
A-2 Net Swap Payment Past Due				$0.00
A-3a Net Swap Payment Past Due				$0.00
A-3b Net Swap Payment Past Due				$0.00
A-4a Net Swap Payment Past Due				$0.00
A-4b Net Swap Payment Past Due				$0.00
B Net Swap Payment Past Due				$0.00
Certificate Net Swap Payment Past Due				$0.00

A-1 Interest on Swap Payment Past Due				$0.00
A-2 Interest on Swap Payment Past Due				$0.00
A-3a Interest on Swap Payment Past Due				$0.00
A-3b Interest on Swap Payment Past Due				$0.00
A-4z Interest on Swap Payment Past Due				$0.00
A-4b Interest on Swap Payment Past Due				$0.00
B Interest on Swap Payment Past Due				$0.00
Cert Interest on Swap Payment Past Due				$0.00

A-1 Total Net Swap Payment Due				$0.00
A-2 Total Net Swap Payment Due				$0.00
A-3a Total Net Swap Payment Due				$0.00
A-3b Total Net Swap Payment Due				$0.00
A-4a Total Net Swap Payment Due				$0.00
A-4b Total Net Swap Payment Due				$0.00
B Total Net Swap Payment Due				$0.00
Certificate Total Net Swap Payment Due				$0.00

A-1 Net Swap Receipt				$0.00
A-2 Net Swap Receipt				$0.00
A-3a Net Swap Receipt				$126,807.26
A-3b Net Swap Receipt				$0.00
A-4a Net Swap Receipt				$15,271.80
A-4b Net Swap Receipt				$0.00
B Net Swap Receipt				$0.00
Certificate Net Swap Receipt				$0.00

A-1 notes Principal Due				$0.00
A-2 notes Principal Due				$34,514,075.89
A-3a notes Principal Due				$0.00
A-3b notes Principal Due				$0.00
A-4a notes Principal Due				$0.00
A-4b notes Principal Due				$0.00

Class B Floor			3.3120%	$19,680,000.02
Class B notes Principal Due				$1,067,445.65
Reallocated Class B Principal				$0.00

Certificate Principal Due				$0.00

Total notes Interest Due				$2,896,416.53
Total notes Principal Due				$35,581,521.54
Net Swap/Termination Payment Due				-$142,079.07
Total notes Distributable Amount				$38,335,859.01

CNH Equipment Trust 2004-A

$335,000,000 Class A-1 2.0008% Asset Backed Notes due October 14, 2005

$318,000,000 Class A-2 2.42% Asset Backed Notes due March 15, 2007

$247,000,000 Class A-3a Floating-Rate Asset Backed Notes due October 15, 2008

$223,000,000 Class A-3b 2.94% Asset Backed Notes due October 15, 2008

$165,000,000 Class A-4a Floating-Rate Asset Backed Notes due September 15, 2011

$142,250,000 Class A-4b 3.47% Asset Backed Notes due September 15, 2011

$45,000,000 Class B 3.31% Asset Backed Notes due September 15, 2011

$26,250,000 3.31% Asset Backed Certificates

Actual Payment Date	8/15/2005

Cash Available for Distribution
Total Collections + Reinvestment Income For The Period	$41,848,021.76

Beginning Negitive Carry Account	$0.00
Deposits from Negitive Carry Account to Distribution Account	$0.00

Beginning Spread Account Balance	$29,999,999.98
Additional Deposit to Spread Account from Pre-funding	$0.00
Deposits from Spread Account to Distribution Account	$0.00

Beginning Principal Supplement Account	$0.00
Deposits from Principal Supplement Account to Distribution Account	$0.00

Beginning Pre-funding Account Balance	$0.00
Deposits from Prefunding Account to Distribution Account	$0.00

Total Cash Available	$41,848,021.76

		Available Cash
Cash Allocation (Cashflow Waterfall)
Backup Servicing Fee Paid	$19,008.31
Backup Servicing Fee Shortfall	$0.00
		41,829,013.45
Servicing Fee Paid	$950,415.74
Servicing Fee Shortfall	$0.00
		$40,878,597.71
Administration Fee Paid	$166.67
Administration Fee Shortfall	$0.00
		$40,878,431.04
Net Swap Payment Paid	$0.00
Net Swap Payment Shortfall	$0.00

Remaining Cash Available to Pay Note Interest & Swap Termination Payment		$40,878,431.04

Cash Available to Pay Note Interest	$40,878,431.04
Cash Available to Pay Termination Payment	$0.00

Class A-1 notes Interest Paid	$0.00
Class A-2 notes Interest Paid	$610,614.24
Class A-3a notes Interest Paid	$735,525.04
Class A-3b notes Interest Paid	$546,350.00
Class A-4a notes Interest Paid	$497,025.97
Class A-4b notes Interest Paid	$412,525.00
		$38,076,390.79
Class A-1 notes Interest Shortfall	$0.00
Class A-2 notes Interest Shortfall	$0.00
Class A-3a notes Interest Shortfall
Class A-3b notes Interest Shortfall	$0.00
Class A-4a notes Interest Shortfall
Class A-4b notes Interest Shortfall	$0.00

Swap Termination Payment Paid	$0.00
Swap Termination Payment Shortfall	$0.00
		$38,076,390.79
Class B notes Interest Paid	$94,376.28
Class B notes Interest Shortfall	$0.00
		$37,982,014.50
Class A-1 notes Principal Paid	$0.00
Class A-2 notes Principal Paid	$34,514,075.89
Class A-3a notes Principal Paid	$0.00
Class A-3b notes Principal Paid	$0.00
Class A-4a notes Principal Paid	$0.00
Class A-4b notes Principal Paid	$0.00
Class B notes Principal Paid	$1,067,445.65
		$2,400,492.96
Remaining Class B Principal Reallocation Amount	$0.00
Reallocated Class A-1 notes Principal Paid	$0.00
Remaining Class B Principal Reallocation Amount	$0.00	$2,400,492.96
Reallocated Class A-2 notes Principal Paid	$0.00
Remaining Class B Principal Reallocation Amount	$0.00	$2,400,492.96
Reallocated Class A-3a notes Principal Paid	$0.00
Reallocated Class A-3b notes Principal Paid	$0.00
Remaining Class B Principal Reallocation Amount	$0.00	$2,400,492.96
Reallocated Class A-4a notes Principal Paid	$0.00
Reallocated Class A-4b notes Principal Paid	$0.00
Remaining Class B Principal Reallocation Amount	$0.00	$2,400,492.96

Deposits to Spread Account	$0.00
		$2,400,492.96
Certificate Interest Paid	$72,406.25
Certificate Interest Shortfall	$0.00
		$2,328,086.71
Certificate Principal Paid	$0.00
		$2,328,086.71
Total Principal Balance of Notes and Certificates (End of Period)	$1,104,917,365.14
A-1 notes Ending Principal balance	$0.00
A-2 notes Ending Principal balance	$268,269,844.19
A-3a notes Ending Principal balance	$247,000,000.00
A-3b notes Ending Principal balance	$223,000,000.00
A-4a notes Ending Principal balance	$165,000,000.00
A-4b notes Ending Principal balance	$142,250,000.00
B notes Ending Principal balance	$33,147,520.95
Certificate Ending Principal balance	$26,250,000.00

Release to Seller as Excess	$2,328,086.71	$2,328,086.71

CNH Equipment Trust 2004-A

$335,000,000 Class A-1 2.0008% Asset Backed Notes due October 14, 2005

$318,000,000 Class A-2 2.42% Asset Backed Notes due March 15, 2007

$247,000,000 Class A-3a Floating-Rate Asset Backed Notes due October 15, 2008

$223,000,000 Class A-3b 2.94% Asset Backed Notes due October 15, 2008

$165,000,000 Class A-4a Floating-Rate Asset Backed Notes due September 15, 2011

$142,250,000 Class A-4b 3.47% Asset Backed Notes due September 15, 2011

$45,000,000 Class B 3.31% Asset Backed Notes due September 15, 2011

$26,250,000 3.31% Asset Backed Certificates

Actual Payment Date			8/15/2005

Summary and Factors			Amount	Factor	Per/$1000
Total Principal Balance of Notes and Certificates (Beginning of Period)			$1,140,498,886.68	0.7603326	$760.33
A-1 notes Beginning Principal balance			$0.00	0.0000000	$0.00
A-2 notes Beginning Principal balance			$302,783,920.08	0.9521507	$952.15
A-3a notes Beginning Principal balance			$247,000,000.00	1.0000000	$1,000.00
A-3b notes Beginning Principal balance			$223,000,000.00	1.0000000	$1,000.00
A-4a notes Beginning Principal balance			$165,000,000.00	1.0000000	$1,000.00
A-4b notes Beginning Principal balance			$142,250,000.00	1.0000000	$1,000.00
B notes Beginning Principal balance			$34,214,966.60	0.7603326	$760.33
Certificate Beginning Principal balance			$26,250,000.00	1.0000000	$1,000.00

Total Principal Balance of Notes and Certificates (End of Period)			$1,104,917,365.14	0.7366116	$736.61
A-1 notes Ending Principal balance		$333,500,000.00	$0.00	0.0000000	$0.00
A-2 notes Ending Principal balance	Pro rata %	$318,000,000.00	$268,269,844.19	0.8436159	$843.62
A-3a notes Ending Principal balance	52.55%	$247,000,000.00	$247,000,000.00	1.0000000	$1,000.00
A-3b notes Ending Principal balance	47.45%	$223,000,000.00	$223,000,000.00	1.0000000	$1,000.00
A-4a notes Ending Principal balance	53.70%	$165,000,000.00	$165,000,000.00	1.0000000	$1,000.00
A-4b notes Ending Principal balance	46.30%	$142,250,000.00	$142,250,000.00	1.0000000	$1,000.00
B notes Ending Principal balance		$45,000,000.00	$33,147,520.95	0.7366116	$736.61
Certificate Ending Principal balance		$26,250,000.00	$26,250,000.00	1.0000000	$1,000.00

Class A-1 notes Interest Paid			$0.00	0.0000000	$0.00
Class A-2 notes Interest Paid			$610,614.24	0.0019202	$1.92
Class A-3a notes Interest Paid			$735,525.04	0.0029778	$2.98
Class A-3b notes Interest Paid			$546,350.00	0.0024500	$2.45
Class A-4a notes Interest Paid			$497,025.97	0.0030123	$3.01
Class A-4b notes Interest Paid			$412,525.00	0.0029000	$2.90
Class B notes Interest Paid			$94,376.28	0.0020973	$2.10
Certificate Interest Paid			$72,406.25	0.0027583	$2.76

Class A-1 notes Interest Shortfall			$0.00	0.0000000	$0.00
Class A-2 notes Interest Shortfall			$0.00	0.0000000	$0.00
Class A-3a notes Interest Shortfall			$0.00	0.0000000	$0.00
Class A-3b notes Interest Shortfall			$0.00	0.0000000	$0.00
Class A-4a notes Interest Shortfall			$0.00	0.0000000	$0.00
Class A-4b notes Interest Shortfall			$0.00	0.0000000	$0.00
Class B notes Interest Shortfall			$0.00	0.0000000	$0.00
Certificate Interest Shortfall			$0.00	0.0000000	$0.00

Class A-1 notes Principal Paid			$0.00	0.0000000	$0.00
Class A-2 notes Principal Paid			$34,514,075.89	0.1085348	$108.53
Class A-3a notes Principal Paid			$0.00	0.0000000	$0.00
Class A-3b notes Principal Paid			$0.00	0.0000000	$0.00
Class A-4a notes Principal Paid			$0.00	0.0000000	$0.00
Class A-4b notes Principal Paid			$0.00	0.0000000	$0.00
Class B notes Principal Paid			$1,067,445.65	0.0237210	$23.72
Certificate Principal Paid			$0.00	0.0000000	$0.00

Negative Carry Account
Negative Carry	1.00000%	9/22/2004	1.9353%
Negative Carry Days Remaining		12/15/2004	0
Required Negative Carry Account			$0.00
Beginning Negative Carry Account			$0.00
Negative Carry Account Withdrawals to Distribution Account			$0.00
Negative Carry Released to Seller			$0.00
Ending Negative Carry Account Balance			$0.00

Spread Account
Required Spread Account Deposit (Add Loans)		2.00%	$0.00
Required Spread Account Target		2.50%	$27,622,934.13
Required Spread Account Floor		2.00%	$29,999,999.98
Required Spread Account			$29,999,999.98
Beginning Spread Account Balance			$29,999,999.98
Additional Deposit to Spread Account from Pre-funding			$0.00
Spread Account Withdrawls to Distribution Account			$0.00
Spread Account Deposits from Excess Cash			$0.00
Spread Account Released to Seller			$0.00
Ending Spread Account Balance			$29,999,999.98

Principal Supplement Account
Required Principal Supplement Account Balance			$0.00
Beginning Principal Supplement Account Balance			$0.00
Additional Deposit to Principal Supplement Account from Pre-funding			$0.00
Principal Supplement Account Withdrawls to Distribution Account			$0.00
Principal Supplement Account Released to Seller			$0.00
Ending Principal Supplement Account			$0.00

Pre-funding Account
Beginning Pre-funding Account Balance			$0.00
New Contract Value Purchased			$0.00
Deposits to Spread Account			$0.00
Deposits to Principal Supplement Account			$0.00
Excess Release to Noteholders for Unpurchased Amount			$0.00
Ending Pre-funding Account Balance			$0.00
Release to seller			$0.00

Total Release to Seller			$3,278,669.12